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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
   PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES ACT OF 1934, AS AMENDED.

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 15, 2003

                          COACH INDUSTRIES GROUP, INC.

             (Exact name of registrant as specified in its charter)

              NEVADA                     0-19471                91-1942841
(State or other jurisdiction of  (Commission File Number)    (I.R.S. Employer
 incorporation or organization)                             Identification No.)


  9600 W. SAMPLE ROAD, SUITE 505, CORAL SPRINGS, FLORIDA           33065
--------------------------------------------------------------------------------
         (Address of principal executive offices)                (Zip Code)


       Registrant's telephone number, including area code: (305) 531-1174
                                                           --------------


          (Former name or former address, if changed since last report)


         Copies of all communications, including all communications sent to the agent for service, should be sent to:

                         Joseph I. Emas, Attorney at Law
                             1224 Washington Avenue
                           Miami Beach, Florida 33139
                             TELEPHONE: 305.531.1174


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ITEM 1. CHANGES IN CONTROL OF REGISTRANT.

Not applicable.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

Not applicable.

ITEM 3. BANKRUPTCY OR RECEIVERSHIP.

Not applicable.

ITEM 4. CHANGES IN REGISTRANT'S CERTIFIYING ACCOUNTANTS.

Not applicable.

ITEM 5. OTHER EVENTS.

On September 1, 2003, as announced in our current report on Form 8-K filed on August 29, 2003, Commercial Transportation Manufacturing Corporation, a New York corporation specializing the manufacturing and selling of limousines, was merged into Coach Industries Group, Inc.

The  Company's  press  release with respect to the merger is attached  hereto as
Exhibit 99.1.

ITEM 6. RESIGNATIONS OF REGISTRANT'S DIRECTORS.

Not applicable.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial statements of business acquired.

The financial statements required by this Item 7(a) will be filed by amendment to this Form 8-K within the period permitted by Item 7(a)(4) of Form 8-K.

(b) Pro Forma financial information

The pro forma financial information required by this Item 7(b) will be filed by amendment to this Form 8-K within the period permitted by Item 7(a)(4) of Form 8-K.

(c)  Exhibits

EXHIBIT NO.      DESCRIPTION
-----------      -----------
      99.1       Press Release of Coach Industries Group, Inc., dated
                 September 16, 2003

ITEM 8. CHANGE IN FISCAL YEAR.

Not applicable.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: September 16, 2003               Coach Industries Group, Inc.
       ------------------               ----------------------------
                                        (Registrant)

                                        /s/  Francis O'Donnell
                                        ----------------------------
                                        Francis O'Donnell, sole Director